SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[   ] Preliminary Proxy Statement

[   ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[   ] Definitive Proxy Statement

[X] Definitive Additional Materials

[   ] Soliciting Material Pursuant to Section 240.14a-12

THE STANDARD REGISTER COMPANY

..................................................................

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (check the appropriate box):

[X] No fee required.

[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction  applies:

...........................................................

2) Aggregate number of securities to which transaction applies:

...........................................................

3) Per unit price of other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

...........................................................

4) Proposed maximum aggregate value of transaction:

...........................................................

5) Total fee paid:

...........................................................

[  ] Fee paid previously with preliminary materials.

[  ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

N/A

...........................................................

2) Form, Schedule or Registration Statement No.:

N/A

...........................................................

3) Filing Party:

N/A

...........................................................

4) Date Filed:

N/A

...........................................................

THE STANDARD REGISTER COMPANY	Shareholder Meeting to be held on 4/23/09
**IMPORTANT NOTICE**	Proxy Materials Available
Regarding the Availability of Proxy Materials	• Notice and Proxy Statement
You are receiving this communication because you hold shares in the above company, and the materials you should review before you cast your vote are now available.	• Form 10-K

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

PROXY MATERIALS - VIEW OR RECEIVE

You can choose to view the materials online or receive a paper or e-mail copy. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

To facilitate timely delivery please make the request as instructed below on or before 4/9/09.

Standard Register
Managing the documents you can’t live without
THE STANDARD REGISTER COMPANY 600 ALBANY STREET DAYTON, OH 45408	HOW TO VIEW MATERIALS VIA THE INTERNET Have the 12 Digit Control Number available and visit: www.proxyvote.com

HOW TO REQUEST A COPY OF MATERIALS

1) BY INTERNET     - www.proxyvote.com

2) BY TELEPHONE - 1-800-579-1639

3) BY EMAIL*          - sendmaterial@proxyvote.com

*If requesting materials by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) in the subject line.

See the Reverse Side for Meeting Information and Instructions on How to Vote

Meeting Information	How to Vote
Meeting Type: Annual Meeting Date: 4/23/09 Meeting Time: 11:00 AM, EDT For holders as of: 2/23/09

Vote In Person

Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting.  Please check the meeting materials for any special requirements for meeting attendance.  At the meeting, you will need to request a ballot to vote these shares.

Meeting Location:

Vote By Internet

To vote now by Internet, go to WWW.PROXYVOTE.COM.  Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date.  Have your notice in hand when you access the web site and follow the instructions.

The Standard Register Company 600 Albany Street Dayton, OH 45408

Voting items

The Board of Directors recommends a vote "FOR" Proposals 1, 2 and 3.

1.

Election of Eight Directors

Nominees:

01) David P. Bailis 02) Roy W. Begley, Jr. 03) F. David Clarke, III 04) Michael E. Kohlsdorf	05) R. Eric McCarthey 06) Joseph P. Morgan, Jr. 07) John J. Schiff, Jr. 08) John Q. Sherman, II

2.

Proposal to ratify the appointment of Battelle & Battelle LLP, Certified Public Accountants, as The Standard Register Company's independent auditors for the year 2009.

3.

Proposal to approve the Amended and Restated Standard Register 2002 Equity Incentive Plan.

4.

According to their best judgment on any and all matters as may properly come before the meeting or any adjournments thereof.  The Board of Directors does not know of any other matter to be brought before the Annual Meeting other than the three described above.